UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Amended and Restated 2019 Omnibus Incentive Plan

On June 17, 2026, the stockholders of New Fortress Energy Inc. (the “Company”) approved the Company’s Amended and Restated 2019 Omnibus Incentive Plan (the “Amended and Restated Incentive Plan”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Amended and Restated Incentive Plan was previously adopted by the Company’s Board of Directors (the “Board”) on May 6, 2026, subject to stockholder approval. The Amended and Restated Incentive Plan will become effective as of the date the Company’s “Restructuring Transaction” (as defined and described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 27, 2026 (the “Proxy Statement”)) is consummated (the “Restructuring Effective Date”). Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07.

The Amended and Restated Incentive Plan, among other things, (i) removes the evergreen provision and includes a fixed maximum aggregate number of shares of Class A common stock to be reserved for issuance thereunder equal to 10% of the total number of shares of Class A common stock outstanding as of the Restructuring Effective Date (in addition to the number of shares of Class A common stock subject to outstanding equity awards granted under the existing Amended and Restated 2019 Omnibus Incentive Plan as of the Restructuring Effective Date), (ii) provides for a new reserve of shares of Series A Mandatorily Convertible Preferred Stock for issuance thereunder equal to 7% of the total number of shares of Series A Mandatorily Convertible Preferred Stock authorized as of the Restructuring Effective Date, which Series A Mandatorily Convertible Preferred Stock will automatically convert to shares of Class A common stock on the three-year anniversary of the Restructuring Effective Date, (iii) extends the term of the Amended and Restated Incentive Plan to the tenth anniversary of the Restructuring Effective Date and (iv) makes certain other updates, including a revised definition of change in control.

Within 120 days of the Restructuring Effective Date, the Board will adopt an equity incentive plan for directors, officers and other employees of the Company (the “NFE MIP”) that provides for the issuance of equity and/or equity-based compensation under the Amended and Restated Incentive Plan. The participants in the NFE MIP, the allocations, the reservation for future issuances, the form of equity-based compensation to such participants, and the terms and conditions of such equity-based compensation will be determined by the Board. The Board will engage a compensation consultant to assist it in evaluating and determining the terms and conditions of the equity-based compensation to be awarded under the NFE MIP.

The Amended and Restated Incentive Plan is described in greater detail in the Proxy Statement, which disclosure is incorporated herein by reference. The descriptions of the Amended and Restated Incentive Plan contained in the Proxy Statement and this report are qualified in their entirety by reference to the full text of the Form of Amended and Restated Incentive Plan, included as Annex C to the Proxy Statement.
Item 5.07. Submission of Matters to a Vote of Security Holders.

At the the Annual Meeting, the stockholders of the Company voted on the matters described below, which are further described in the Proxy Statement.

1.The Company’s stockholders elected two Class I directors, who comprise all the directors of such class, to serve until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected or appointed and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Sledge	181,631,718	6,754,878	41,290,053
Katherine E. Wanner	177,661,748	10,724,848	41,290,053

2.The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
227,490,080	1,255,435	931,134

3.The Company’s stockholders approved various amendments to its existing Amended and Restated Certificate of Incorporation (the “Charter,” and the Charter, as amended as contemplated by the proposals set forth below, the “Amended Charter”) in connection with the “Restructuring Transaction” described in the Proxy Statement:

a.To remove the existing staggered board.

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,111,180	714,383	561,033	41,290,053

b.To provide for the election of directors by a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,197,237	748,145	441,214	41,290,053

c.To increase the minimum size of the Board from one director to three directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
226,128,535	2,972,485	575,629	0

d.To provide that holders of the Company’s Class A common stock will not be entitled to vote on any amendment to the Charter (including any designation of capital stock) that relates solely to the terms of one or more outstanding series of shares of preferred stock or other classes or series of capital stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Charter (including any designation of capital stock) or pursuant to the General Corporation Law of the State of Delaware.

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,151,594	10,800,874	434,128	41,290,053

e.To provide for exculpation of certain of the Company’s officers from liability to the extent permitted by Delaware law, substantially aligning the protections for the Company’s officers with those currently afforded to the Company’s directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,395,086	9,538,232	453,278	41,290,053

f.To remove any and all references to shares of the Company’s Class B common stock, including the terms associated with such stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,779,364	903,292	703,940	41,290,053

g.To effect a reverse split of the issued and outstanding shares of the Company’s Class A common stock at a reverse split ratio of 1-for-50.

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,585,026	7,209,986	881,637	0

h.Conditioned upon the receipt of the requisite vote on proposals 3a through 3g, to approve the Amended Charter, which includes the approval of all other changes in the Amended Charter in connection with replacing the Charter with the Amended Charter.

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,980,513	9,774,377	631,706	41,290,053

4.The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d) and for all other relevant purposes, the potential issuance of shares of the Company’s Class A common stock in excess of 20% of the Company’s outstanding Class A common stock in connection with the Restructuring Transaction described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,211,048	2,760,542	415,006	41,290,053

5.The Company’s stockholders approved an amendment and restatement of the Company’s 2019 Omnibus Incentive Plan in connection with the Restructuring Transaction described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,273,942	6,552,257	560,397	41,290,053

As sufficient shares were voted in favor of each of the above proposals, the proposal to adjourn the Annual Meeting to a later date or dates to permit further solicitation and vote of proxies was rendered moot and was not presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: June 17, 2026	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer